UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported) March 8, 2007
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                    Hercules Technology Growth Capital, Inc.

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          Maryland                 814-00702                 74-3113410

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    400 Hamilton Avenue, Suite 310, Palo Alto, CA               94301

Registrant's telephone number, including area code  650/289-3060
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 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in
          Fiscal Year

Effective as of March 8, 2007, Hercules Technology Growth Capital, Inc. filed Articles of Amendment to Charter increasing from 30,000,000 to 60,000,000, the total number of authorized shares constituting the Common Stock. The Articles of Amendment are attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

3.1  Articles of Amendment to Charter





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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        HERCULES TECHNOLOGY GROWTH CAPITAL, INC.


March 9, 2007
                                                 /s/ Scott Harvey
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                                                 Scott Harvey
                                                 Chief Legal Officer




                                  EXHIBIT INDEX


Exhibit No.      Description of Exhibits
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   3.1           Articles of Amendment dated March 6, 2007